Exhibit 99.1

Perry Ellis Completes Transaction with George Feldenkreis

Perry Ellis Shareholders to Receive $27.50 Per Share in Cash

MIAMI – October 22, 2018 – Perry Ellis International, Inc. (“Perry Ellis” or the “Company”) today announced the successful completion of its acquisition by an entity controlled by George Feldenkreis in which Perry Ellis has become a private company through a $437 million transaction.

Under the terms of the Feldenkreis merger agreement, Perry Ellis’ unaffiliated shareholders will receive $27.50 per share in cash. Shares of Perry Ellis ceased trading on the Nasdaq Global Select Market prior to the open of trading on October 22, 2018 and will no longer be listed on an exchange or quotation system.

“Today, Perry Ellis enters an exciting new chapter as a private enterprise,” said George Feldenkreis. “I want to thank all of our associates at Perry Ellis for their support and hard work to accomplish this transaction. We are also very grateful to our bankers and advisors that have helped the Feldenkreis family to complete this herculean job.”

"I am pleased that our public shareholders supported this transaction at an attractive valuation,” said Oscar Feldenkreis, who will continue to lead the company as CEO. “Moving forward as a private company, with the financial backing of funds managed by affiliates of Fortress Investment Group, Perry Ellis will have greater flexibility to execute on our long-term strategy of owning and operating brands,” said Oscar Feldenkreis.

“We are thrilled to provide a financing solution that has enabled the founding family of Perry Ellis to set this storied company on a new and exciting path for future success,” said Josh Pack, managing partner of Fortress Investment Group.

The transaction was financed through equity provided by the Feldenkreis family, a Senior Secured Asset Backed Revolving Loan Facility underwritten by Wells Fargo Bank, N.A., PNC Capital Markets LLC and HSBC Bank USA, National Association, and a multi-tranche term financing facility provided by funds managed by affiliates of Fortress Investment Group.

SCOPE Advisors LLC served as financial advisor to the group led by George Feldenkreis, and Olshan Frome Wolosky LLP and Proskauer Rose LLP served as legal advisor to the group led by George Feldenkreis. Stearns Weaver Miller Weissler Alhadeff & Sitterson served as legal counsel to Oscar Feldenkreis. Kirkland & Ellis LLP served as legal advisor to funds managed by affiliates of Fortress Investment Group. Otterbourg P.C. served as legal counsel to Wells Fargo Bank, N.A., PJ SOLOMON served as financial advisor to the Company’s Special Committee, Paul, Weiss, Rifkind, Wharton & Garrison LLP and Akerman LLP served as the Company’s Special Committee’s legal counsel, and Innisfree M&A Incorporated served as the Company’s proxy solicitor.

About Perry Ellis International

Perry Ellis International, Inc. is a leading designer, distributor and licensor of a broad line of high quality men's and women's apparel, accessories and fragrances. The company's collection of dress and casual shirts, golf sportswear, sweaters, dress pants, casual pants and shorts, jeans wear, active wear, dresses and men's and women's swimwear is available through all major levels of retail distribution. The company, through its wholly owned subsidiaries, owns a portfolio of nationally and internationally recognized brands, including: Perry Ellis®, An Original Penguin by Munsingwear®, Laundry by Shelli Segal®, Rafaella®, Cubavera®, Ben Hogan®, Savane®, Grand Slam®, John Henry®, Manhattan®, Axist®, Jantzen® and Farah®. The company enhances its roster of brands by licensing trademarks from third parties, including: Nike® for swimwear, Callaway®, PGA TOUR®, Jack Nicklaus® for golf apparel and Guy Harvey® for performance fishing and resort wear. Additional information on the company is available at http://www.pery.com.

Safe Harbor Statement

We caution readers that the forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as “proposed,” “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “proforma,” “project,” “seek,” “should,” “target,” or “will” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding Perry Ellis’ strategic operating review, growth initiatives and internal operating improvements intended to drive revenues and enhance profitability, the implementation of Perry Ellis’ profitability improvement plan and Perry Ellis’ plans to exit underperforming, low growth brands and businesses. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include: general economic conditions, a significant decrease in business from or loss of any of our major customers or programs, anticipated and unanticipated trends and conditions in our industry, including the impact of recent or future retail and wholesale consolidation, recent and future economic conditions, including turmoil in the financial and credit markets, the effectiveness of our planned advertising, marketing and promotional campaigns, our ability to contain costs, disruptions in the supply chain, including, but not limited to those caused by port disruptions, disruptions due to weather patterns, our future capital needs and our ability to obtain financing, our ability to protect our trademarks, our ability to integrate acquired businesses, trademarks, trade names and licenses, our ability to predict consumer preferences and changes in fashion trends and consumer acceptance of both new designs and newly introduced products, the termination or non-renewal of any material license agreements to which we are a party, changes in the costs of raw materials, labor and advertising, our ability to carry out growth strategies including expansion in international and direct-to-consumer retail markets, the effectiveness of our plans, strategies, objectives, expectations and intentions which are subject to change at any time at our discretion, potential cyber risk and technology failures which could disrupt operations or result in a data breach, the level of consumer spending for apparel and other merchandise, our ability to compete, exposure to foreign currency risk and interest rate risk, the impact to our business resulting from the United Kingdom’s referendum vote to exit the European Union and the uncertainty surrounding the terms and conditions of such a withdrawal, as well as the related impact to global stock markets and currency exchange rates; possible disruption in commercial activities due to terrorist activity and armed conflict, actions of activist investors and the cost and disruption of responding to those actions, and other factors set forth in Perry Ellis’ filings with the Securities and Exchange Commission. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in Perry Ellis’ filings with the SEC, all of which are difficult to predict and many of which are beyond Perry Ellis’ control. You are cautioned not to place undue reliance on these forward-looking statements, which are valid only as of the date they were made. We undertake no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise, except as required by law.

Contacts

Jorge Nariño

Chief Financial Officer